                                      EXHIBIT A

                         FORM OF ___% SERIES A SENIOR NOTE
                            AND TRUSTEE CERTIFICATION OF
                                   AUTHENTICATION

                                     $300,000,000
                          __ % Series A Senior Note due 1999

    No.                                                             $300,000,000

                           NIAGARA MOHAWK POWER CORPORATION

promises to pay to

or their registered assigns, the principal sum of ______________________
Dollars ($        ) on July 1, 1999.

Interest Payment Dates: January 1 and July 1, commencing January 1, 1999

Record Dates: December 15 and June 15

                              Dated: _______________ ___, 1998

                              NIAGARA MOHAWK POWER CORPORATION


                              By:_______________________________
                                   Name:
                                   Title:


                              By:_______________________________
                                   Name:
                                   Title:

This is one of the Senior Notes referred to in the within-mentioned Indenture:

IBJ SCHRODER BANK &
TRUST COMPANY, as Trustee


By:______________________________
     Authorized Signature

                                (Back of Senior Note)

                         ___% Series A Senior Note due 1999

     Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

     1. INTEREST. Niagara Mohawk Power Corporation, a New York corporation (the "Company") promises to pay interest on the principal amount of this ___% Series A Senior Note due 1999 (the "Senior Note") at the rate and in the manner specified below.

          The Company shall pay interest on the principal amount of this Senior Note in cash at the rate per annum shown above. The Company shall pay interest semi-annually on each January 1 and July 1, commencing January 1, 1999, or if any such day is not a Business Day (as defined in the Indenture referred to below), on the next succeeding Business Day (each an "Interest Payment Date").

          Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months for the actual number of days elapsed. Interest shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of this Senior Note. To the extent lawful, the Company shall pay interest on overdue principal and premium at the rate of 1 % per annum in excess of the then applicable interest rate on this Senior Note; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful. The rates of interest specified in the Indenture and this Senior Note are nominal rates and all interest payments and computations are to be made without allowance or deduction for deemed reinvestment of interest.

     2. METHOD OF PAYMENT. The Company will pay interest on the Senior Notes to the Persons who are registered Holders of Senior Notes at the close of business on the December 15 and June 15 next preceding the Interest Payment Date, even if such Senior Notes are cancelled after such record date and on or before such Interest Payment Date. The Senior Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders. Such payment shall be in such payment of public and private debts coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     3. PAYING AGENT AND REGISTRAR. Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar or co-registrar without prior notice to any Holder. The Company may act in any such capacity.

     4. INDENTURE. The Company issued the Senior Notes under an Indenture dated as of June 30, 1998 (the "Indenture") between the Company and the Trustee. The terms of the Senior Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Senior Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Senior Notes. The Senior Notes are senior unsecured obligations of the Company limited to $300 million in aggregate.

     5.   OPTIONAL REDEMPTION.

          The Senior Notes are redeemable by the Company at any time, in whole or in part, upon not less than 30 nor more than 60 days' prior notice, in cash at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon through the redemption date plus the Make-Whole Premium.

     6.   MANDATORY REDEMPTION.

     Except as set forth in paragraph 7 below, the Company is not required to make mandatory repurchase, redemption or sinking fund payments with respect to the Senior Notes.

     7.   CHANGE OF CONTROL OFFER AND ASSET SALE OFFER.

     (a) If there is a Change of Control Triggering Event, each Holder of Senior Notes will have the right to require the Company to repurchase all or any part (equal to $1,000 in principal amount or an integral multiple thereof) of each Holder's Senior Notes pursuant to the offer described in the Indenture (a "Change of Control Offer") at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon the date of purchase. Within 30 days following any Change of Control Triggering Event, the Company will mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

     (b) Under certain circumstances, the Company, following a Sale of Assets, may commence an offer to all Holders of Senior Notes (as "Asset Sale Offer") to purchase Senior Notes with the cash portion of the Net Proceeds of such Sale of Assets at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the date of purchase.

     (c) In the event of either 7(a) or 7(b), Holders may elect to have all or a portion of their Senior Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

     8. DENOMINATIONS, TRANSFER, EXCHANGE. The Senior Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Senior Notes may be registered and Senior Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.

     9. PERSONS DEEMED LEGAL OWNERS. Prior to due presentment to the Trustee for registration of the transfer of this Senior Note, the Trustee, any Agent and the Company may deem and treat the person in whose name this Senior Note is registered as its legal and absolute owner for the purpose of receiving payment of principal of, premium, if any, and interest on this Senior Note and for all other purposes whatsoever, whether or not this Senior
Note is overdue, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary. The registered Holder of a Senior Note may be treated as its legal owner for all purposes.

     10. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture and the Senior Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Senior Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Senior Notes), and, subject to Sections 6.04 and 6.07 of the Indenture, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, or interest on, the Senior Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of the Indenture or the Senior Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Senior Notes. Without the consent of any Holder of a Senior Note, the Indenture or the Senior Notes may be amended or supplemented, and the Company and the Trustee may enter into Supplemental Indentures which shall thereafter form a part of the Indenture, to cure any ambiguity, defect or inconsistency, to secure the Senior Notes under circumstances set forth in the Indenture, to establish and create new series of Senior Notes, to provide that the Company shall not issue any additional series of Senior Notes, to add additional covenants and agreements of the Company to the Indenture, to provide for alterative methods or forms for evidencing and recording ownership of Senior Notes, to provide for the assumption of the Company's obligations to Holders of the Senior Notes in case of a merger, amalgamation, consolidation or sale of all or substantially all of the Company's assets, to make any change that would provide any additional rights or benefits to the Holders of the Senior Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

     11. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 60 days in the payment when due of interest on the Senior Notes; (ii) default in payment when due of the principal of, or premium, if any, on the Senior Notes; (iii) failure by the Company to comply with any of the provisions of Sections 4.07, 4.09 or 5.01 of the Indenture; (iv) failure by either the Company for 60 days after written notice by the Trustee or the Holders of at least 25 % or more in aggregate principal amount of the Senior Notes to comply with its other agreements in the Indenture or the Senior Notes involves non-payment of principal or interest or; (v) default under certain other agreements relating to Indebtedness of the Company which default involves non-payment of principal or interest, or results in the acceleration of such Indebtedness prior to its stated maturity; (vi) certain final judgments for the payment of money that remain undischarged for a period of 60 days; and (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25 % in principal amount of the then outstanding Senior Notes may declare all the Senior Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Senior Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Senior Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Senior Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Senior Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Senior Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Senior Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of principal of, or interest on, the Senior Notes, except a payment default resulting from an acceleration that has been rescinded. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

     12. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

     13. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company as such, shall not have any liability for any obligations of the Company under the Senior Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Senior Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Senior Notes.

     14. AUTHENTICATION. This Senior Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     15. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     16. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Senior Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Senior Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                         Niagara Mohawk Power Corporation
                         300 Erie Boulevard West
                         Syracuse, New York  13202
                         Attention: Chief Financial Officer

                                  ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

                   (Insert assignee's soc. sec. or tax I.D. no.)


               (Print or type assignee's name, address and zip code)

and irrevocably appoint to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

                              Your Signature:

                  (Sign exactly as your name appears on the face of this
                   Senior Note)

Signature Guarantee.*



* Your signature must be guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city where the principal office of the registrar is located or by a member of a national securities exchange.

                         OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Senior Note purchased by the Company pursuant to Section 4.10 or 4.14 of the Indenture, check the box below:

          / /  Section 4.10        / /  Section 4.14

     If you want to elect to have only part of the Senior Note purchased by the Company pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased: $___________

Date:                              Your Signature:
                                    (Sign exactly as your name appears on
                                     this Senior Note)

                                   Tax Identification No.:_____________________


Signature Guarantee.*


* Your signature must be guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city where the principal office of the registrar is located or by a member of a national securities exchange.

                                      EXHIBIT B

                          FORM OF __% SERIES B SENIOR NOTE
                             AND TRUSTEE CERTIFICATION OF
                                    AUTHENTICATION

                                     $450,000,000
                          __ % Series B Senior Note due 2000

        No.                                                         $450,000,000

                           NIAGARA MOHAWK POWER CORPORATION

promises to pay to

or their registered assigns, the principal sum of ______________________
Dollars ($        ) on October 1, 2000.

Interest Payment Dates: April 1 and October commencing October 1, 1998

Record Dates:  March 15 and September 15

                              Dated: ___________ __, 1998

                              NIAGARA MOHAWK POWER CORPORATION


                              By:_______________________________
                                   Name:
                                   Title:


                              By:_______________________________
                                   Name:
                                   Title:

This is one of the Senior Notes referred to in the within-mentioned Indenture:

IBJ SCHRODER BANK &
TRUST COMPANY, as Trustee


By:______________________________
     Authorized Signature

                               (Back of Senior Note)

                         ___% Series B Senior Note due 2000

     Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

     1. INTEREST. Niagara Mohawk Power Corporation, a New York corporation (the "Company") promises to pay interest on the principal amount of this ___% Series B Senior Note due 2000 (the "Senior Note") at the rate and in the manner specified below.

          The Company shall pay interest on the principal amount of this Senior Note in cash at the rate per annum shown above. The Company shall pay interest semi-annually on each April 1 and October 1, commencing October 1, 1998, or if any such day is not a Business Day (as defined in the Indenture referred to below), on the next succeeding Business Day (each an "Interest Payment Date").

          Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months for the actual number of days elapsed. Interest shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of this Senior Note. To the extent lawful, the Company shall pay interest on overdue principal and premium at the rate of 1 % per annum in excess of the then applicable interest rate on this Senior Note; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful. The rates of interest specified in the Indenture and this Senior Note are nominal rates and all interest payments and computations are to be made without allowance or deduction for deemed reinvestment of interest.

     2. METHOD OF PAYMENT. The Company will pay interest on the Senior Notes to the Persons who are registered Holders of Senior Notes at the close of business on the March 15 and September 15 next preceding the Interest Payment Date, even if such Senior Notes are cancelled after such record date and on or before such Interest Payment Date. The Senior Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders. Such payment shall be in such payment of public and private debts coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     3. PAYING AGENT AND REGISTRAR. Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar or co-registrar without prior notice to any Holder. The Company may act in any such capacity.

     4. INDENTURE. The Company issued the Senior Notes under an Indenture dated as of June 30, 1998 (the "Indenture") between the Company and the Trustee. The terms of the Senior Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Senior Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Senior Notes. The Senior Notes are senior unsecured obligations of the Company limited to $450 million in aggregate.

     5.   OPTIONAL AND SPECIAL OPTIONAL REDEMPTION.

          The Senior Notes are redeemable by the Company at any time, in whole or in part, upon not less than 30 nor more than 60 days' prior notice, in cash at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon through the redemption date plus the Make-Whole Premium.

          Notwithstanding the foregoing, the Company may, at its option, by delivering a notice of redemption at any time during the period from April 1, 1999 through December 31, 2000, use all or a portion of the Net Proceeds from any sale or sales of Fossil and Hydro Generating Assets to redeem up to $500,000,000 aggregate principal amount of the Notes in Series B through F at a cash redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of redemption, in the manner and subject to the limitations set forth in the Indenture.

     6.   MANDATORY REDEMPTION.

     Except as set forth in paragraph 7 below, the Company is not required to make mandatory repurchase, redemption or sinking fund payments with respect to the Senior Notes.

     7.   CHANGE OF CONTROL OFFER AND ASSET SALE OFFER.

     (a) If there is a Change of Control Triggering Event, each Holder of Senior Notes will have the right to require the Company to repurchase all or any part (equal to $1,000 in principal amount or an integral multiple thereof) of each Holder's Senior Notes pursuant to the offer described in the Indenture (a "Change of Control Offer") at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon the date of purchase. Within 30 days following any Change of Control Triggering Event, the Company will mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

     (b) Under certain circumstances, the Company, following a Sale of Assets, may commence an offer to all Holders of Senior Notes (as "Asset Sale Offer") to purchase Senior Notes with the cash portion of the Net Proceeds of such Sale of Assets at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the date of purchase.

     (c) In the event of either 7(a) or 7(b), Holders may elect to have all or a portion of their Senior Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

     8. DENOMINATIONS, TRANSFER, EXCHANGE. The Senior Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Senior Notes may be registered and Senior Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.

     9. PERSONS DEEMED LEGAL OWNERS. Prior to due presentment to the Trustee for registration of the transfer of this Senior Note, the Trustee, any Agent and the Company may deem and treat the person in whose name this Senior Note is registered as its legal and absolute owner for the purpose of receiving payment of principal of, premium, if any, and interest on this Senior Note and for all other purposes whatsoever, whether or not this Senior
Note is overdue, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary. The registered Holder of a Senior Note may be treated as its legal owner for all purposes.

     10. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture and the Senior Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Senior Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Senior Notes), and, subject to Sections 6.04 and 6.07 of the Indenture, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, or interest on, the Senior Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of the Indenture or the Senior Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Senior Notes. Without the consent of any Holder of a Senior Note, the Indenture or the Senior Notes may be amended or supplemented, and the Company and the Trustee may enter into Supplemental Indentures which shall thereafter form a part of the Indenture, to cure any ambiguity, defect or inconsistency, to secure the Senior Notes under circumstances set forth in the Indenture, to establish and create new series of Senior Notes, to provide that the Company shall not issue any additional series of Senior Notes, to add additional covenants and agreements of the Company to the Indenture, to provide for alternative methods or forms for evidencing and recording ownership of Senior Notes, to provide for the assumption of the Company's obligations to Holders of the Senior Notes in case of a merger, amalgamation, consolidation or sale of all or substantially all of the Company's assets, to make any change that would provide any additional rights or benefits to the Holders of the Senior Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

     11. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 60 days in the payment when due of interest on the Senior Notes; (ii) default in payment when due of the principal of, or premium, if any, on the Senior Notes; (iii) failure by the Company to comply with any of the provisions of Sections 4.07, 4.09 or 5.01 of the Indenture; (iv) failure by either the Company for 60 days after written notice by the Trustee or the Holders of at least 25 % or more in aggregate principal amount of the Senior Notes to comply with its other agreements in the Indenture or the Senior Notes; (v) default under certain other agreements relating to Indebtedness of the Company which default involves non-payment of principal or interest, or results in the acceleration of such Indebtedness prior to its stated maturity; (vi) certain final judgments for the payment of money that remain undischarged for a period of 60 days; and (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25 % in principal amount of the then outstanding Senior Notes may declare all the Senior Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Senior Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Senior Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Senior Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Senior Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Senior Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Senior Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of principal of, or interest on, the Senior Notes, except a payment default resulting from an acceleration that has been rescinded. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

     12. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

     13. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company as such, shall not have any liability for any obligations of the Company under the Senior Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Senior Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Senior Notes.

     14. AUTHENTICATION. This Senior Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     15. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     16. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Senior Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Senior Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                         Niagara Mohawk Power Corporation
                         300 Erie Boulevard West
                         Syracuse, New York  13202
                         Attention: Chief Financial Officer

                                  ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

                   (Insert assignee's soc. sec. or tax I.D. no.)


               (Print or type assignee's name, address and zip code)

and irrevocably appoint to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

                              Your Signature:
                  (Sign exactly as your name appears on the face of this Senior Note)

Signature Guarantee.*





* Your signature must be guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city where the principal office of the registrar is located or by a member of a national securities exchange.

                         OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Senior Note purchased by the Company pursuant to Section 4.10 or 4.14 of the Indenture, check the box below:

          / /  Section 4.10        / /  Section 4.14

     If you want to elect to have only part of the Senior Note purchased by the Company pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased: $___________

Date:                              Your Signature:
                                      (Sign exactly as your name appears on
                                      this Senior Note)

                                   Tax Identification No.:_____________________


Signature Guarantee.*


* Your signature must be guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city where the principal office of the registrar is located or by a member of a national securities exchange.

                                     EXHIBIT C

                         FORM OF ___% SERIES C SENIOR NOTE
                            AND TRUSTEE CERTIFICATION OF
                                   AUTHENTICATION

                                     $400,000,000
                          __ % Series C Senior Note due 2001

No.                                                              $400,000,000

                           NIAGARA MOHAWK POWER CORPORATION

promises to pay to

or their registered assigns, the principal sum of ______________________
Dollars ($        ) on July 1, 2001.

Interest Payment Dates: January 1 and July 1, commencing January 1, 1999

Record Dates: December 15 and June 15

                              Dated: __________ __, 1998

                              NIAGARA MOHAWK POWER CORPORATION


                              By:_______________________________
                                   Name:
                                   Title:


                              By:_______________________________
                                   Name:
                                   Title:

This is one of the Senior Notes referred to in the within-mentioned Indenture:

IBJ SCHRODER BANK &
TRUST COMPANY, as Trustee


By:______________________________
     Authorized Signature

                               (Back of Senior Note)

                         ___% Series C Senior Note due 2001

     Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

     1. INTEREST. Niagara Mohawk Power Corporation, a New York corporation (the "Company") promises to pay interest on the principal amount of this ___% Series C Senior Note due 2001 (the "Senior Note") at the rate and in the manner specified below.

          The Company shall pay interest on the principal amount of this Senior Note in cash at the rate per annum shown above. The Company shall pay interest semi-annually on each January 1 and July 1, commencing January, 1999, or if any such day is not a Business Day (as defined in the Indenture referred to below), on the next succeeding Business Day (each an "Interest Payment Date").

          Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months for the actual number of days elapsed. Interest shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of this Senior Note. To the extent lawful, the Company shall pay interest on overdue principal and premium at the rate of 1 % per annum in excess of the then applicable interest rate on this Senior Note; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful. The rates of interest specified in the Indenture and this Senior Note are nominal rates and all interest payments and computations are to be made without allowance or deduction for deemed reinvestment of interest.

     2. METHOD OF PAYMENT. The Company will pay interest on the Senior Notes to the Persons who are registered Holders of Senior Notes at the close of business on the December 15 and June 15 next preceding the Interest Payment Date, even if such Senior Notes are cancelled after such record date and on or before such Interest Payment Date. The Senior Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders. Such payment shall be in such payment of public and private debts coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     3. PAYING AGENT AND REGISTRAR. Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar or co-registrar without prior notice to any Holder. The Company may act in any such capacity.

     4. INDENTURE. The Company issued the Senior Notes under an Indenture dated as of June 30, 1998 (the "Indenture") between the Company and the Trustee. The terms of the Senior Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Senior Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Senior Notes. The Senior Notes are senior unsecured obligations of the Company limited to $400 million in aggregate.

     5.   OPTIONAL AND SPECIAL OPTIONAL REDEMPTION.

          The Senior Notes are redeemable by the Company at any time, in whole or in part, upon not less than 30 nor more than 60 days' prior notice, in cash at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon through the redemption date plus the Make-Whole Premium.

          Notwithstanding the foregoing, the Company may, at its option, by delivering a notice of redemption at any time during the period from April 1, 1999 through December 31, 2000, use all or a portion of the Net Proceeds from any sale or sales of Fossil and Hydro Generating Assets to redeem up to $500,000,000 aggregate principal amount of the Notes in Series B through F at a cash redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of redemption, in the manner and subject to the limitations set forth in the Indenture.

     6.   MANDATORY REDEMPTION.

     Except as set forth in paragraph 7 below, the Company is not required to make mandatory repurchase, redemption or sinking fund payments with respect to the Senior Notes.

     7.   CHANGE OF CONTROL OFFER AND ASSET SALE OFFER.

     (a) If there is a Change of Control Triggering Event, each Holder of Senior Notes will have the right to require the Company to repurchase all or any part (equal to $1,000 in principal amount or an integral multiple thereof) of each Holder's Senior Notes pursuant to the offer described in the Indenture (a "Change of Control Offer") at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon the date of purchase. Within 30 days following any Change of Control Triggering Event, the Company will mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

     (b) Under certain circumstances, the Company, following a Sale of Assets, may commence an offer to all Holders of Senior Notes (as "Asset Sale Offer") to purchase Senior Notes with the cash portion of the Net Proceeds of such Sale of Assets at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the date of purchase.

     (c) In the event of either 7(a) or 7(b), Holders may elect to have all or a portion of their Senior Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

     8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Senior Notes are to be redeemed at his registered address. Senior Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Senior Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Senior Notes or portions thereof called for redemption.

     9. DENOMINATIONS, TRANSFER, EXCHANGE. The Senior Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Senior Notes may be registered and Senior Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.

     10. PERSONS DEEMED LEGAL OWNERS. Prior to due presentment to the Trustee for registration of the transfer of this Senior Note, the Trustee, any Agent and the Company may deem and treat the person in whose name this Senior Note is registered as its legal and absolute owner for the purpose of receiving payment of principal of, premium, if any, and interest on this Senior Note and for all other purposes whatsoever, whether or not this Senior
Note is overdue, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary. The registered Holder of a Senior Note may be treated as its legal owner for all purposes.

     11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture and the Senior Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Senior Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Senior Notes), and, subject to Sections 6.04 and 6.07 of the Indenture, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, or interest on, the Senior Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of the Indenture or the Senior Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding

Senior Notes. Without the consent of any Holder of a Senior Note, the Indenture or the Senior Notes may be amended or supplemented, and the Company and the Trustee may enter into Supplemental Indentures which shall thereafter form a part of the Indenture, to cure any ambiguity, defect or inconsistency, to secure the Senior Notes under circumstances set forth in the Indenture, to establish and create new series of Senior Notes, to provide that the Company shall not issue any additional series of Senior Notes, to add additional covenants and agreements of the Company to the Indenture, to provide for alterative methods or forms for evidencing and recording ownership of Senior Notes, to provide for the assumption of the Company's obligations to Holders of the Senior Notes in case of a merger, amalgamation, consolidation or sale of all or substantially all of the Company's assets, to make any change that would provide any additional rights or benefits to the Holders of the Senior Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

     12. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 60 days in the payment when due of interest on the Senior Notes; (ii) default in payment when due of the principal of, or premium, if any, on the Senior Notes; (iii) failure by the Company to comply with any of the provisions of Sections 4.07, 4.09 or 5.01 of the Indenture; (iv) failure by either the Company for 60 days after written notice by the Trustee or the Holders of at least 25 % or more in aggregate principal amount of the Senior Notes to comply with its other agreements in the Indenture or the Senior Notes; (v) default under certain other agreements relating to Indebtedness of the Company which default involves non-payment of principal or interest, or results in the acceleration of such Indebtedness prior to its stated maturity; (vi) certain final judgments for the payment of money that remain undischarged for a period of 60 days; and (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25 % in principal amount of the then outstanding Senior Notes may declare all the Senior Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Senior Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Senior Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Senior Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Senior Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Senior Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Senior Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of principal of, or interest on, the Senior Notes, except a payment default resulting from an acceleration that has been rescinded. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the

Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

     13. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

     14. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company as such, shall not have any liability for any obligations of the Company under the Senior Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Senior Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Senior Notes.

     15. AUTHENTICATION. This Senior Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Senior Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Senior Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                         Niagara Mohawk Power Corporation
                         300 Erie Boulevard West
                         Syracuse, New York  13202
                         Attention: Chief Financial Officer

                                  ASSIGNMENT FORM


To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

                   (Insert assignee's soc. sec. or tax I.D. no.)








               (Print or type assignee's name, address and zip code)

and irrevocably appoint to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

                              Your Signature:
                  (Sign exactly as your name appears on the face of this Senior Note)

Signature Guarantee.*


* Your signature must be guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city where the principal office of the registrar is located or by a member of a national securities exchange.

                         OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Senior Note purchased by the Company pursuant to Section 4.10 or 4.14 of the Indenture, check the box below:

          / /  Section 4.10        / /  Section 4.14

     If you want to elect to have only part of the Senior Note purchased by the Company pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased: $___________

Date:                         Your Signature:
                                 (Sign exactly as your name appears on this Senior Note)

                              Tax Identification
                              No.:________________________


Signature Guarantee.*





* Your signature must be guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city where the principal office of the registrar is located or by a member of a national securities exchange.

                                     EXHIBIT D

                        FORM OF ____% SERIES D SENIOR NOTE
                            AND TRUSTEE CERTIFICATION OF
                                   AUTHENTICATION

                                     $400,000,000
                          __ % Series D Senior Note due 2002

No.                                                              $400,000,000

                           NIAGARA MOHAWK POWER CORPORATION

promises to pay to

or their registered assigns, the principal sum of ______________________
Dollars ($        ) on October 1, 2002.

Interest Payment Dates: April 1 and October 1, commencing October 1, 1998

Record Dates: March 15 and September 15

                              Dated: ____________ ___, 1998

                              NIAGARA MOHAWK POWER CORPORATION


                              By:_______________________________
                                   Name:
                                   Title:


                              By:_______________________________
                                   Name:
                                   Title:

This is one of the Senior Notes referred to in the within-mentioned Indenture:

IBJ SCHRODER BANK &
TRUST COMPANY, as Trustee


By:______________________________
     Authorized Signature

                               (Back of Senior Note)

                         ___% Series D Senior Note due 2002

     Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

     1. INTEREST. Niagara Mohawk Power Corporation, a New York corporation (the "Company") promises to pay interest on the principal amount of this ___% Series D Senior Note due 2002 (the "Senior Note") at the rate and in the manner specified below.

          The Company shall pay interest on the principal amount of this Senior Note in cash at the rate per annum shown above. The Company shall pay interest semi-annually on each April 1 and October 1, commencing October 1, 1998, or if any such day is not a Business Day (as defined in the Indenture referred to below), on the next succeeding Business Day (each an "Interest Payment Date").

          Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months for the actual number of days elapsed. Interest shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of this Senior Note. To the extent lawful, the Company shall pay interest on overdue principal and premium at the rate of 1 % per annum in excess of the then applicable interest rate on this Senior Note; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful. The rates of interest specified in the Indenture and this Senior Note are nominal rates and all interest payments and computations are to be made without allowance or deduction for deemed reinvestment of interest.

     2. METHOD OF PAYMENT. The Company will pay interest on the Senior Notes to the Persons who are registered Holders of Senior Notes at the close of business on the March 15 and September 15 next preceding the Interest Payment Date, even if such Senior Notes are cancelled after such record date and on or before such Interest Payment Date. The Senior Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders. Such payment shall be in such payment of public and private debts coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     3. PAYING AGENT AND REGISTRAR. Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar or co-registrar without prior notice to any Holder. The Company may act in any such capacity.

     4. INDENTURE. The Company issued the Senior Notes under an Indenture dated as of June 30, 1998 (the "Indenture") between the Company and the Trustee. The terms of the Senior Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Senior Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Senior Notes. The Senior Notes are senior unsecured obligations of the Company limited to $400 million in aggregate.

     5.   OPTIONAL AND SPECIAL OPTIONAL REDEMPTION.

          The Senior Notes are redeemable by the Company at any time, in whole or in part, upon not less than 30 nor more than 60 days' prior notice, in cash at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon through the redemption date plus the Make-Whole Premium.

          Notwithstanding the foregoing, the Company may, at its option, by delivering a notice of redemption at any time during the period from April 1, 1999 through December 31, 2000, use all or a portion of the Net Proceeds from any sale or sales of Fossil and Hydro Generating Assets to redeem up to $500,000,000 aggregate principal amount of the Notes in Series B through F at a cash redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of redemption, in the manner and subject to the limitations set forth in the Indenture.

     6.   MANDATORY REDEMPTION.

     Except as set forth in paragraph 7 below, the Company is not required to make mandatory repurchase, redemption or sinking fund payments with respect to the Senior Notes.

     7.   CHANGE OF CONTROL OFFER AND ASSET SALE OFFER.

     (a) If there is a Change of Control Triggering Event, each Holder of Senior Notes will have the right to require the Company to repurchase all or any part (equal to $1,000 in principal amount or an integral multiple thereof) of each Holder's Senior Notes pursuant to the offer described in the Indenture (a "Change of Control Offer") at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon the date of purchase. Within 30 days following any Change of Control Triggering Event, the Company will mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

     (b) Under certain circumstances, the Company, following a Sale of Assets, may commence an offer to all Holders of Senior Notes (as "Asset Sale Offer") to purchase Senior Notes with the cash portion of the Net Proceeds of such Sale of Assets at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the date of purchase.

     (c) In the event of either 7(a) or 7(b), Holders may elect to have all or a portion of their Senior Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

     8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Senior Notes are to be redeemed at his registered address. Senior Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Senior Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Senior Notes or portions thereof called for redemption.

     9. DENOMINATIONS, TRANSFER, EXCHANGE. The Senior Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Senior Notes may be registered and Senior Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.

     10. PERSONS DEEMED LEGAL OWNERS. Prior to due presentment to the Trustee for registration of the transfer of this Senior Note, the Trustee, any Agent and the Company may deem and treat the person in whose name this Senior Note is registered as its legal and absolute owner for the purpose of receiving payment of principal of, premium, if any, and interest on this Senior Note and for all other purposes whatsoever, whether or not this Senior
Note is overdue, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary. The registered Holder of a Senior Note may be treated as its legal owner for all purposes.

     11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture and the Senior Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Senior Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Senior Notes), and, subject to Sections 6.04 and 6.07 of the Indenture, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, or interest on, the Senior Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of the Indenture or the Senior Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding

Senior Notes. Without the consent of any Holder of a Senior Note, the Indenture or the Senior Notes may be amended or supplemented, and the Company and the Trustee may enter into Supplemental Indentures which shall thereafter form a part of the Indenture, to cure any ambiguity, defect or inconsistency, to secure the Senior Notes under circumstances set forth in the Indenture, to establish and create new series of Senior Notes, to provide that the Company shall not issue any additional series of Senior Notes, to add additional covenants and agreements of the Company to the Indenture, to provide for alterative methods or forms for evidencing and recording ownership of Senior Notes, to provide for the assumption of the Company's obligations to Holders of the Senior Notes in case of a merger, amalgamation, consolidation or sale of all or substantially all of the Company's assets, to make any change that would provide any additional rights or benefits to the Holders of the Senior Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

     12. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 60 days in the payment when due of interest on the Senior Notes; (ii) default in payment when due of the principal of, or premium, if any, on the Senior Notes; (iii) failure by the Company to comply with any of the provisions of Sections 4.07, 4.09 or 5.01 of the Indenture; (iv) failure by either the Company for 60 days after written notice by the Trustee or the Holders of at least 25 % or more in aggregate principal amount of the Senior Notes to comply with its other agreements in the Indenture or the Senior Notes; (v) default under certain other agreements relating to Indebtedness of the Company which default involves non-payment of principal or interest, or results in the acceleration of such Indebtedness prior to its stated maturity; (vi) certain final judgments for the payment of money that remain undischarged for a period of 60 days; and (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25 % in principal amount of the then outstanding Senior Notes may declare all the Senior Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Senior Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Senior Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Senior Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Senior Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Senior Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Senior Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of principal of, or interest on, the Senior Notes, except a payment default resulting from an acceleration that has been rescinded. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the

Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

     13. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

     14. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company as such, shall not have any liability for any obligations of the Company under the Senior Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Senior Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Senior Notes.

     15. AUTHENTICATION. This Senior Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Senior Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Senior Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                         Niagara Mohawk Power Corporation
                         300 Erie Boulevard West
                         Syracuse, New York  13202
                         Attention: Chief Financial Officer

                                  ASSIGNMENT FORM


To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

                   (Insert assignee's soc. sec. or tax I.D. no.)



               (Print or type assignee's name, address and zip code)

and irrevocably appoint to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

                              Your Signature:
                  (Sign exactly as your name appears on the face of this Senior Note)

Signature Guarantee.*



* Your signature must be guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city where the principal office of the registrar is located or by a member of a national securities exchange.

                         OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Senior Note purchased by the Company pursuant to Section 4.10 or 4.14 of the Indenture, check the box below:

          / /  Section 4.10        / /  Section 4.14

     If you want to elect to have only part of the Senior Note purchased by the Company pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased: $___________

Date:                              Your Signature:
                                     (Sign exactly as your name appears on this Senior Note)

                                   Tax Identification
                                   No.:________________________


Signature Guarantee.*





* Your signature must be guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city where the principal office of the registrar is located or by a member of a national securities exchange.

                                      EXHIBIT E

                         FORM OF ___% SERIES E SENIOR NOTE
                            AND TRUSTEE CERTIFICATION OF
                                   AUTHENTICATION

                                     $400,000,000
                          __ % Series E Senior Note due 2003

No.                                                              $400,000,000

                           NIAGARA MOHAWK POWER CORPORATION

promises to pay to

or their registered assigns, the principal sum of ______________________
Dollars ($        ) on July 1, 2003.

Interest Payment Dates: January 1 and July 1, commencing January 1, 1999

Record Dates: December 15 and June 15

                              Dated: _______________ ___, 1998

                              NIAGARA MOHAWK POWER CORPORATION


                              By:_______________________________
                                   Name:
                                   Title:


                              By:_______________________________
                                   Name:
                                   Title:

This is one of the Senior Notes referred to in the within-mentioned Indenture:

IBJ SCHRODER BANK &
TRUST COMPANY, as Trustee


By:______________________________
     Authorized Signature

                               (Back of Senior Note)

                         ___% Series E Senior Note due 2003

     Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

     1. INTEREST. Niagara Mohawk Power Corporation, a New York corporation (the "Company") promises to pay interest on the principal amount of this ___% Series E Senior Note due 2003 (the "Senior Note") at the rate and in the manner specified below.

          The Company shall pay interest on the principal amount of this Senior Note in cash at the rate per annum shown above. The Company shall pay interest semi-annually on each January 1 and July 1, commencing January 1, 1999, or if any such day is not a Business Day (as defined in the Indenture referred to below), on the next succeeding Business Day (each an "Interest Payment Date").

          Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months for the actual number of days elapsed. Interest shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of this Senior Note. To the extent lawful, the Company shall pay interest on overdue principal and premium at the rate of 1% per annum in excess of the then applicable interest rate on this Senior Note; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful. The rates of interest specified in the Indenture and this Senior Note are nominal rates and all interest payments and computations are to be made without allowance or deduction for deemed reinvestment of interest.

     2. METHOD OF PAYMENT. The Company will pay interest on the Senior Notes to the Persons who are registered Holders of Senior Notes at the close of business on the December 15 and June 15 next preceding the Interest Payment Date, even if such Senior Notes are cancelled after such record date and on or before such Interest Payment Date. The Senior Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders. Such payment shall be in such payment of public and private debts coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     3. PAYING AGENT AND REGISTRAR. Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar or co-registrar without prior notice to any Holder. The Company may act in any such capacity.

     4. INDENTURE. The Company issued the Senior Notes under an Indenture dated as of June 30, 1998 (the "Indenture") between the Company and the Trustee. The terms of the Senior Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Senior Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Senior Notes. The Senior Notes are senior unsecured obligations of the Company limited to $400 million in aggregate.

     5.   OPTIONAL AND SPECIAL OPTIONAL REDEMPTION.

          The Senior Notes are redeemable by the Company at any time, in whole or in part, upon not less than 30 nor more than 60 days' prior notice, in cash at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon through the redemption date plus the Make-Whole Premium.

          Notwithstanding the foregoing, the Company may, at its option, by delivering a notice of redemption at any time during the period from April 1, 1999 through December 31, 2000, use all or a portion of the Net Proceeds from any sale or sales of Fossil and Hydro Generating Assets to redeem up to $500,000,000 aggregate principal amount of the Notes in Series B through F at a cash redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of redemption, in the manner and subject to the limitations set forth in the Indenture.

     6.   MANDATORY REDEMPTION.

     Except as set forth in paragraph 7 below, the Company is not required to make mandatory repurchase, redemption or sinking fund payments with respect to the Senior Notes.

     7.   CHANGE OF CONTROL OFFER AND ASSET SALE OFFER.

     (a) If there is a Change of Control Triggering Event, each Holder of Senior Notes will have the right to require the Company to repurchase all or any part (equal to $1,000 in principal amount or an integral multiple thereof) of each Holder's Senior Notes pursuant to the offer described in the Indenture (a "Change of Control Offer") at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon the date of purchase. Within 30 days following any Change of Control Triggering Event, the Company will mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

     (b) Under certain circumstances, the Company, following a Sale of Assets, may commence an offer to all Holders of Senior Notes (as "Asset Sale Offer") to purchase Senior Notes with the cash portion of the Net Proceeds of such Sale of Assets at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the date of purchase.

     (c) In the event of either 7(a) or 7(b), Holders may elect to have all or a portion of their Senior Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

     8. DENOMINATIONS, TRANSFER, EXCHANGE. The Senior Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Senior Notes may be registered and Senior Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.

     9. PERSONS DEEMED LEGAL OWNERS. Prior to due presentment to the Trustee for registration of the transfer of this Senior Note, the Trustee, any Agent and the Company may deem and treat the person in whose name this Senior Note is registered as its legal and absolute owner for the purpose of receiving payment of principal of, premium, if any, and interest on this Senior Note and for all other purposes whatsoever, whether or not this Senior
Note is overdue, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary. The registered Holder of a Senior Note may be treated as its legal owner for all purposes.

     10. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture and the Senior Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Senior Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Senior Notes), and, subject to Sections 6.04 and 6.07 of the Indenture, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, or interest on, the Senior Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of the Indenture or the Senior Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Senior Notes. Without the consent of any Holder of a Senior Note, the Indenture or the Senior Notes may be amended or supplemented, and the Company and the Trustee may enter into Supplemental Indentures which shall thereafter form a part of the Indenture, to cure any ambiguity, defect or inconsistency, to secure the Senior Notes under circumstances set forth in the Indenture, to establish and create new series of Senior Notes, to provide that the Company shall not issue any additional series of Senior Notes, to add additional covenants and agreements of the Company to the Indenture, to provide for alterative methods or forms for evidencing and recording ownership of Senior Notes, to provide for the assumption of the Company's obligations to Holders of the Senior Notes in case of a merger, amalgamation, consolidation or sale of all or substantially all of the Company's assets, to make any change that would provide any additional rights or benefits to the Holders of the Senior Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

     11. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 60 days in the payment when due of interest on the Senior Notes; (ii) default in payment when due of the principal of, or premium, if any, on the Senior Notes; (iii) failure by the Company to comply with any of the provisions of Sections 4.07, 4.09 or 5.01 of the Indenture; (iv) failure by either the Company for 60 days after written notice by the Trustee or the Holders of at least 25 % or more in aggregate principal amount of the Senior Notes to comply with its other agreements in the Indenture or the Senior Notes involves non-payment of principal or interest or; (v) default under certain other agreements relating to Indebtedness of the Company which default involves non-payment of principal or interest, or results in the acceleration of such Indebtedness prior to its stated maturity; (vi) certain final judgments for the payment of money that remain undischarged for a period of 60 days; and (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25 % in principal amount of the then outstanding Senior Notes may declare all the Senior Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Senior Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Senior Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Senior Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Senior Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Senior Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Senior Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of principal of, or interest on, the Senior Notes, except a payment default resulting from an acceleration that has been rescinded. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

     12. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

     13. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company as such, shall not have any liability for any obligations of the Company under the Senior Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Senior Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Senior Notes.

     14. AUTHENTICATION. This Senior Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     15. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     16. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Senior Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Senior Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                      Niagara Mohawk Power Corporation
                      300 Erie Boulevard West
                      Syracuse, New York  13202
                      Attention: Chief Financial Officer

                                ASSIGNMENT FORM


To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

                 (Insert assignee's soc. sec. or tax I.D. no.)








             (Print or type assignee's name, address and zip code)

and irrevocably appoint
to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.



Date:

                                Your Signature:
             (Sign exactly as your name appears on the face of this Senior Note)

Signature Guarantee.*




* Your signature must be guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city where the principal office of the registrar is located or by a member of a national securities exchange.

                      OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Senior Note purchased by the Company pursuant to Section 4.10 or 4.14 of the Indenture, check the box below:

           / /  Section 4.10        / /  Section 4.14

     If you want to elect to have only part of the Senior Note purchased by the Company pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased: $___________



Date:

                           Your Signature:
                         (Sign exactly as your name appears on this Senior Note)

                                Tax Identification
                                No.:________________________



Signature Guarantee.*




* Your signature must be guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city where the principal office of the registrar is located or by a member of a national securities exchange.

                                   EXHIBIT F

                       FORM OF __% SERIES F SENIOR NOTE
                         AND TRUSTEE CERTIFICATION OF
                                AUTHENTICATION

                                 $400,000,000
                      __ % Series F Senior Note due 2005

No.                                                                 $400,000,000


                       NIAGARA MOHAWK POWER CORPORATION


promises to pay to

or their registered assigns, the principal sum of ______________________ Dollars
($        ) on October 1, 2005.

Interest Payment Dates: April 1 and October 1, commencing October 1, 1998

Record Dates:  March 15 and September 15

                                       Dated: ___________ __, 1998

                                       NIAGARA MOHAWK POWER CORPORATION


                                       By:_____________________________
                                          Name:
                                          Title:


                                       By:_____________________________
                                          Name:
                                          Title:


This is one of the Senior Notes referred to in the within-mentioned Indenture:

IBJ SCHRODER BANK &
TRUST COMPANY, as Trustee


By:_____________________________
   Authorized Signature

                             (Back of Senior Note)

                      ___% Series F Senior Note due 2005


     Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

     1. INTEREST. Niagara Mohawk Power Corporation, a New York corporation (the "Company") promises to pay interest on the principal amount of this ___% Series F Senior Note due 2005 (the "Senior Note") at the rate and in the manner specified below.

         The Company shall pay interest on the principal amount of this Senior Note in cash at the rate per annum shown above. The Company shall pay interest semi-annually on each April 1 and October 1, commencing October 1, 1998, or if any such day is not a Business Day (as defined in the Indenture referred to below), on the next succeeding Business Day (each an "Interest Payment Date").

         Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months for the actual number of days elapsed. Interest shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of this Senior Note. To the extent lawful, the Company shall pay interest on overdue principal and premium at the rate of 1 % per annum in excess of the then applicable interest rate on this Senior Note; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful. The rates of interest specified in the Indenture and this Senior Note are nominal rates and all interest payments and computations are to be made without allowance or deduction for deemed reinvestment of interest.

     2. METHOD OF PAYMENT. The Company will pay interest on the Senior Notes to the Persons who are registered Holders of Senior Notes at the close of business on the March 15 and September 15 next preceding the Interest Payment Date, even if such Senior Notes are cancelled after such record date and on or before such Interest Payment Date. The Senior Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders. Such payment shall be in such payment of public and private debts coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     3. PAYING AGENT AND REGISTRAR. Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar or co-registrar without prior notice to any Holder. The Company may act in any such capacity.

     4. INDENTURE. The Company issued the Senior Notes under an Indenture dated as of June 30, 1998 (the "Indenture") between the Company and the Trustee. The terms of the Senior Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Senior Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Senior Notes. The Senior Notes are senior unsecured obligations of the Company limited to $400 million in aggregate.

     5.  OPTIONAL AND SPECIAL OPTIONAL REDEMPTION.

         The Senior Notes are redeemable by the Company at any time, in whole or in part, upon not less than 30 nor more than 60 days' prior notice, in cash at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon through the redemption date plus the Make-Whole Premium.

         Notwithstanding the foregoing, the Company may, at its option, by delivering a notice of redemption at any time during the period from April 1, 1999 through December 31, 2000, use all or a portion of the Net Proceeds from any sale or sales of Fossil and Hydro Generating Assets to redeem up to $500,000,000 aggregate principal amount of the Notes in Series B through F at a cash redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of redemption, in the manner and subject to the limitations set forth in the Indenture.

     6.  MANDATORY REDEMPTION.

     Except as set forth in paragraph 7 below, the Company is not required to make mandatory repurchase, redemption or sinking fund payments with respect to the Senior Notes.

     7.  CHANGE OF CONTROL OFFER AND ASSET SALE OFFER.

     (a) If there is a Change of Control Triggering Event, each Holder of Senior Notes will have the right to require the Company to repurchase all or any part (equal to $1,000 in principal amount or an integral multiple thereof) of each Holder's Senior Notes pursuant to the offer described in the Indenture (a "Change of Control Offer") at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon the date of purchase. Within 30 days following any Change of Control Triggering Event, the Company will mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

     (b) Under certain circumstances, the Company, following a Sale of Assets, may commence an offer to all Holders of Senior Notes (as "Asset Sale Offer") to purchase Senior Notes with the cash portion of the Net Proceeds of such Sale of Assets at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the date of purchase.

     (c) In the event of either 7(a) or 7(b), Holders may elect to have all or a portion of their Senior Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

     8. DENOMINATIONS, TRANSFER, EXCHANGE. The Senior Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Senior Notes may be registered and Senior Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.

     9. PERSONS DEEMED LEGAL OWNERS. Prior to due presentment to the Trustee for registration of the transfer of this Senior Note, the Trustee, any Agent and the Company may deem and treat the person in whose name this Senior Note is registered as its legal and absolute owner for the purpose of receiving payment of principal of, premium, if any, and interest on this Senior Note and for all other purposes whatsoever, whether or not this Senior
Note is overdue, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary. The registered Holder of a Senior Note may be treated as its legal owner for all purposes.

     10. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture and the Senior Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Senior Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Senior Notes), and, subject to Sections 6.04 and 6.07 of the Indenture, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, or interest on, the Senior Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of the Indenture or the Senior Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Senior Notes. Without the consent of any Holder of a Senior Note, the Indenture or the Senior Notes may be amended or supplemented, and the Company and the Trustee may enter into Supplemental Indentures which shall thereafter form a part of the Indenture, to cure any ambiguity, defect or inconsistency, to secure the Senior Notes under circumstances set forth in the Indenture, to establish and create new series of Senior Notes, to provide that the Company shall not issue any additional series of Senior Notes, to add additional covenants and agreements of the Company to the Indenture, to provide for alternative methods or forms for evidencing and recording ownership of Senior Notes, to provide for the assumption of the Company's obligations to Holders of the Senior Notes in case of a merger, amalgamation, consolidation or sale of all or substantially all of the Company's assets, to make any change that would provide any additional rights or benefits to the Holders of the Senior Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

     11. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 60 days in the payment when due of interest on the Senior Notes; (ii) default in payment when due of the principal of, or premium, if any, on the Senior Notes; (iii) failure by the Company to comply with any of the provisions of Sections 4.07, 4.09 or 5.01 of the Indenture; (iv) failure by either the Company for 60 days after written notice by the Trustee or the Holders of at least 25 % or more in aggregate principal amount of the Senior Notes to comply with its other agreements in the Indenture or the Senior Notes;
(v) default under certain other agreements relating to Indebtedness of the Company which default involves non-payment of principal or interest, or results in the acceleration of such Indebtedness prior to its stated maturity; (vi) certain final judgments for the payment of money that remain undischarged for a period of 60 days; and (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25 % in principal amount of the then outstanding Senior Notes may declare all the Senior Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Senior Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Senior Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Senior Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Senior Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Senior Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Senior Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of principal of, or interest on, the Senior Notes, except a payment default resulting from an acceleration that has been rescinded. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

     12. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

     13. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company as such, shall not have any liability for any obligations of the Company under the Senior Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Senior Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Senior Notes.

     14. AUTHENTICATION. This Senior Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     15. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT
(= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     16. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Senior Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Senior Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                      Niagara Mohawk Power Corporation
                      300 Erie Boulevard West
                      Syracuse, New York  13202
                      Attention: Chief Financial Officer

                                ASSIGNMENT FORM


To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

                 (Insert assignee's soc. sec. or tax I.D. no.)








             (Print or type assignee's name, address and zip code)

and irrevocably appoint
to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.



Date:

                                Your Signature:
             (Sign exactly as your name appears on the face of this Senior Note)

Signature Guarantee.*




* Your signature must be guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city where the principal office of the registrar is located or by a member of a national securities exchange.

                      OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Senior Note purchased by the Company pursuant to Section 4.10 or 4.14 of the Indenture, check the box below:

           / /  Section 4.10        / /  Section 4.14

     If you want to elect to have only part of the Senior Note purchased by the Company pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased: $___________



Date:

                           Your Signature:
                         (Sign exactly as your name appears on this Senior Note)

                                Tax Identification
                                No.:________________________



Signature Guarantee.*




* Your signature must be guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city where the principal office of the registrar is located or by a member of a national securities exchange.

                                   EXHIBIT G

                       FORM OF ___% SERIES G SENIOR NOTE
                         AND TRUSTEE CERTIFICATION OF
                                AUTHENTICATION

                                 $600,000,000
                      __ % Series G Senior Note due 2008


No.                                                                 $600,000,000


                       NIAGARA MOHAWK POWER CORPORATION

promises to pay to

or their registered assigns, the principal sum of ______________________ Dollars
($        ) on October 1, 2008.

Interest Payment Dates: April 1 and October 1, commencing October 1, 1998

Record Dates: March 15 and September 15

                                       Dated: ___________ __, 1998

                                       NIAGARA MOHAWK POWER CORPORATION


                                       By:_____________________________
                                          Name:
                                          Title:


                                       By:_____________________________
                                          Name:
                                          Title:


This is one of the Senior Notes referred to in the within-mentioned Indenture:

IBJ SCHRODER BANK &
TRUST COMPANY, as Trustee


By:_____________________________
   Authorized Signature

                               (Back of Senior Note)

                         ___% Series G Senior Note due 2008

     Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

     1. INTEREST. Niagara Mohawk Power Corporation, a New York corporation (the "Company") promises to pay interest on the principal amount of this ___% Series G Senior Note due 2008 (the "Senior Note") at the rate and in the manner specified below.

          The Company shall pay interest on the principal amount of this Senior
Note in cash at the rate per annum shown above. The Company shall pay interest semi-annually on each April 1 and October 1, commencing October 1, 1998, or if any such day is not a Business Day (as defined in the Indenture referred to below), on the next succeeding Business Day (each an "Interest Payment Date").

          Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months for the actual number of days elapsed. Interest shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of this Senior Note. To the extent lawful, the Company shall pay interest on overdue principal and premium at the rate of 1 % per annum in excess of the then applicable interest rate on this Senior Note; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful. The rates of interest specified in the Indenture and this Senior Note are nominal rates and all interest payments and computations are to be made without allowance or deduction for deemed reinvestment of interest.

     2. METHOD OF PAYMENT. The Company will pay interest on the Senior Notes to the Persons who are registered Holders of Senior Notes at the close of business on the March 15 and September 15 next preceding the Interest Payment Date, even if such Senior Notes are cancelled after such record date and on or before such Interest Payment Date. The Senior Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders. Such payment shall be in such payment of public and private debts coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     3. PAYING AGENT AND REGISTRAR. Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar or co-registrar without prior notice to any Holder. The Company may act in any such capacity.

     4. INDENTURE. The Company issued the Senior Notes under an Indenture dated as of June 30, 1998 (the "Indenture") between the Company and the Trustee. The terms of the Senior Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Senior Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Senior Notes. The Senior Notes are senior unsecured obligations of the Company limited to $600 million in aggregate.

     5.   OPTIONAL REDEMPTION.

          The Senior Notes are redeemable by the Company at any time, in whole or in part, upon not less than 30 nor more than 60 days' prior notice, in cash at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon through the redemption date plus the Make-Whole Premium.

     6.   MANDATORY REDEMPTION.

     Except as set forth in paragraph 7 below, the Company is not required to make mandatory repurchase, redemption or sinking fund payments with respect to the Senior Notes.

     7.   CHANGE OF CONTROL OFFER AND ASSET SALE OFFER.

     (a) If there is a Change of Control Triggering Event, each Holder of Senior Notes will have the right to require the Company to repurchase all or any part (equal to $1,000 in principal amount or an integral multiple thereof) of each Holder's Senior Notes pursuant to the offer described in the Indenture (a "Change of Control Offer") at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon the date of purchase. Within 30 days following any Change of Control Triggering Event, the Company will mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

     (b) Under certain circumstances, the Company, following a Sale of Assets, may commence an offer to all Holders of Senior Notes (as "Asset Sale Offer") to purchase Senior Notes with the cash portion of the Net Proceeds of such Sale of Assets at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the date of purchase.

     (c) In the event of either 7(a) or 7(b), Holders may elect to have all or a portion of their Senior Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

     8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Senior Notes are to be redeemed at his registered address. Senior Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Senior Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Senior Notes or portions thereof called for redemption.

     9. DENOMINATIONS, TRANSFER, EXCHANGE. The Senior Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Senior Notes may be registered and Senior Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.

     10. PERSONS DEEMED LEGAL OWNERS. Prior to due presentment to the Trustee for registration of the transfer of this Senior Note, the Trustee, any Agent and the Company may deem and treat the person in whose name this Senior Note is registered as its legal and absolute owner for the purpose of receiving payment of principal of, premium, if any, and interest on this Senior Note and for all other purposes whatsoever, whether or not this Senior
Note is overdue, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary. The registered Holder of a Senior Note may be treated as its legal owner for all purposes.

     11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture and the Senior Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Senior Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Senior Notes), and, subject to Sections 6.04 and 6.07 of the Indenture, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, or interest on, the Senior Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of the Indenture or the Senior Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Senior Notes. Without the consent of any Holder of a Senior Note, the Indenture or the Senior Notes may be amended or supplemented, and the Company and the Trustee may enter into Supplemental Indentures which shall thereafter form a part of the Indenture, to cure any ambiguity, defect or inconsistency, to secure the Senior Notes under circumstances set forth in the Indenture, to establish and create new series of Senior Notes, to provide that the Company shall not issue any additional series of Senior Notes, to add additional covenants and agreements of the Company to the Indenture, to provide for alterative methods or forms for evidencing and recording ownership of Senior Notes, to provide for the assumption of the Company's obligations to Holders of the Senior Notes in case of a merger, amalgamation, consolidation or sale of all or substantially all of the Company's assets, to make any change that would provide any additional rights or benefits to the Holders of the Senior Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

     12. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 60 days in the payment when due of interest on the Senior Notes; (ii) default in payment when due of the principal of, or premium, if any, on the Senior Notes; (iii) failure by the Company to comply with any of the provisions of Sections 4.07, 4.09 or 5.01 of the Indenture; (iv) failure by either the Company for 60 days after written notice by the Trustee or the Holders of at least 25 % or more in aggregate principal amount of the Senior Notes to comply with its other agreements in the Indenture or the Senior Notes; (v) default under certain other agreements relating to Indebtedness of the Company which default involves non-payment of principal or interest, or results in the acceleration of such Indebtedness prior to its stated maturity; (vi) certain final judgments for the payment of money that remain undischarged for a period of 60 days; and (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25 % in principal amount of the then outstanding Senior Notes may declare all the Senior Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Senior Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Senior Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Senior Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Senior Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Senior Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Senior Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of principal of, or interest on, the Senior Notes, except a payment default resulting from an acceleration that has been rescinded. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

     13. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

     14. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company as such, shall not have any liability for any obligations of the Company under the Senior Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Senior Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Senior Notes.

     15. AUTHENTICATION. This Senior Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Senior Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Senior Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                         Niagara Mohawk Power Corporation
                         300 Erie Boulevard West
                         Syracuse, New York  13202
                         Attention: Chief Financial Officer

                                  ASSIGNMENT FORM


To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

                   (Insert assignee's soc. sec. or tax I.D. no.)








               (Print or type assignee's name, address and zip code)

and irrevocably appoint
to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.



Date:

                              Your Signature:
             (Sign exactly as your name appears on the face of this Senior Note)

Signature Guarantee.*





* Your signature must be guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city where the principal office of the registrar is located or by a member of a national securities exchange.

                         OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Senior Note purchased by the Company pursuant to Section 4.10 or 4.14 of the Indenture, check the box below:

          / /  Section 4.10        / /  Section 4.14

     If you want to elect to have only part of the Senior Note purchased by the Company pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased: $___________


Date:                              Your Signature:
                         (Sign exactly as your name appears on this Senior Note)

                              Tax Identification No.:________________________


Signature Guarantee.*





* Your signature must be guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city where the principal office of the registrar is located or by a member of a national securities exchange.

                                     EXHIBIT H

                        FORM OF ____% SENIOR DISCOUNT NOTE
                            AND TRUSTEE CERTIFICATION OF
                                   AUTHENTICATION

                                     $500,000,000
                          __ % Senior Discount Note due 2010

No.                                                                $500,000,000

                           NIAGARA MOHAWK POWER CORPORATION

promises to pay to

or their registered assigns, the principal sum of ______________________ Dollars
($        ) on July 1, 2010.

Interest Payment Dates: January 1 and July 1, commencing January 1, 2004.

Record Dates: December 15 and June 15

                              Dated: ____________ ___, 1998

                              NIAGARA MOHAWK POWER CORPORATION


                              By:_______________________________
                                   Name:
                                   Title:


                              By:_______________________________
                                   Name:
                                   Title:

This is one of the Senior Notes referred to in the within-mentioned Indenture:

IBJ SCHRODER BANK &
TRUST COMPANY, as Trustee


By:______________________________
     Authorized Signature

                               (Back of Senior Note)

                         ___% Senior Discount Note due 2010

     Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

     1. INTEREST. Niagara Mohawk Power Corporation, a New York corporation (the "Company") promises to pay interest on the principal amount of this ___% Senior Discount Note due 2010 (the "Senior Note") at the rate and in the manner specified below.

          This Senior Discount Note was issued at a substantial discount from its principal amount at maturity. Until July 1, 2003, no interest will accrue on this Senior Discount Note, but the Accreted Value will increase (representing amortization of original issue discount) between the date of initial issuance and July 1, 2003, on a semi-annual bond equivalent basis using a 360-day year comprised of twelve 30-day months, such that the Accreted Value shall be equal to the full principal amount at maturity of this Senior Discount Note on July 1, 2003. Thereafter, interest on this Senior Discount Note will accrue at a rate of ___% per annum and will be payable in cash semi-annually in arrears on January 1 and July 1 of each year, commencing January 1, 2004, or if any such day is not a Business Day (as defined in the Indenture referred to below), on the next succeeding Business Day (each an "Interest Payment Date").

          Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months for the actual number of days elapsed. Interest shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from July 1, 2003. To the extent lawful, the Company shall pay interest on overdue principal and premium at the rate of 1% per annum in excess of the then applicable interest rate on this Senior Note; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful. The rates of interest specified in the Indenture and this Senior Note are nominal rates and all interest payments and computations are to be made without allowance or deduction for deemed reinvestment of interest.

     2. METHOD OF PAYMENT. The Company will pay interest on the Senior Notes to the Persons who are registered Holders of Senior Notes at the close of business on the December 15 and June 15 next preceding the Interest Payment Date, even if such Senior Notes are cancelled after such record date and on or before such Interest Payment Date. The Senior Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders. Such payment shall be in such payment of public and private debts coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     3. PAYING AGENT AND REGISTRAR. Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar or co-registrar without prior notice to any Holder. The Company may act in any such capacity.

     4. INDENTURE. The Company issued the Senior Notes under an Indenture dated as of June 30, 1998 (the "Indenture") between the Company and the Trustee. The terms of the Senior Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Senior Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Senior Notes. The Senior Notes are senior unsecured obligations of the Company limited to $500 million principal amount at maturity in aggregate.

     5.   OPTIONAL REDEMPTION.

          Prior to July 1, 2003, the Company may redeem all or any portion of the Senior Notes, at any time upon not less than 30 nor more than 60 days' notice, in cash at a redemption price equal to 100% of the Accreted Value thereof plus the Make-Whole Premium. On or after July 1, 2003, the Company may redeem all or any portion of the Senior Notes, at any time upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on July 1 of the years indicated below:

                YEAR                               PERCENTAGE
                2003 . . . . . . . . . . . . . . . .       %
                2004 . . . . . . . . . . . . . . . .       %
                2005 . . . . . . . . . . . . . . . .       %
                2006 and thereafter. . . . . . . . . 100.00%

     6.   MANDATORY REDEMPTION.

     Except as set forth in paragraph 7 below, the Company is not required to make mandatory repurchase, redemption or sinking fund payments with respect to the Senior Notes.

     7.   CHANGE OF CONTROL OFFER AND ASSET SALE OFFER.

     (a) If there is a Change of Control Triggering Event, each Holder of Senior Notes will have the right to require the Company to repurchase all or any part (equal to $1,000 in principal amount or an integral multiple thereof) of each Holder's Senior Notes pursuant to the offer described in the Indenture (a "Change of Control Offer") at an offer price in cash equal to
(i) 101% of the aggregate principal amount thereof (if such repurchase occurs on or after July 1, 2003) plus accrued and unpaid interest thereon, if any, to the date of purchase or (ii) 101% of the Accreted Value thereof (if such repurchase occurs prior to July 1, 2003). Within 30 days following any Change of Control Triggering Event, the Company will mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

     (b) Under certain circumstances, the Company, following a Sale of Assets, may commence an offer to all Holders of Senior Notes (as "Asset Sale Offer") to purchase Senior Notes with the cash portion of the Net Proceeds of such Sale of Assets at an offer price in cash in an amount equal to (a) 100% of the principal amount thereof (if such repurchase occurs on or after July 1, 2003) plus accrued and unpaid interest thereon, if any, to the date of purchase or (b) 100% of the Accreted Value thereof (if such repurchase occurs prior to July 1, 2003).

     (c) In the event of either 7(a) or 7(b), Holders may elect to have all or a portion of their Senior Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

     8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Senior Notes are to be redeemed at his registered address. Senior Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Senior Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Senior Notes or portions thereof called for redemption.

     9. DENOMINATIONS, TRANSFER, EXCHANGE. The Senior Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Senior Notes may be registered and Senior Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.

     10. PERSONS DEEMED LEGAL OWNERS. Prior to due presentment to the Trustee for registration of the transfer of this Senior Note, the Trustee, any Agent and the Company may deem and treat the person in whose name this Senior Note is registered as its legal and absolute owner for the purpose of receiving payment of principal of, premium, if any, and interest on this Senior

Note and for all other purposes whatsoever, whether or not this Senior Note is overdue, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary. The registered Holder of a Senior Note may be treated as its legal owner for all purposes.

     11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture and the Senior Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount at maturity of the then outstanding Senior Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Senior Notes), and, subject to Sections 6.04 and 6.07 of the Indenture, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, or interest on, the Senior Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of the Indenture or the Senior Notes may be waived with the consent of the Holders of a majority in principal amount at maturity of the then outstanding Senior Notes. Without the consent of any Holder of a Senior Note, the Indenture or the Senior Notes may be amended or supplemented, and the Company and the Trustee may enter into Supplemental Indentures which shall thereafter form a part of the Indenture, to cure any ambiguity, defect or inconsistency, to secure the Senior Notes under circumstances set forth in the Indenture, to establish and create new series of Senior Notes, to provide that the Company shall not issue any additional series of Senior Notes, to add additional covenants and agreements of the Company to the Indenture, to provide for alterative methods or forms for evidencing and recording ownership of Senior Notes, to provide for the assumption of the Company's obligations to Holders of the Senior Notes in case of a merger, amalgamation, consolidation or sale of all or substantially all of the Company's assets, to make any change that would provide any additional rights or benefits to the Holders of the Senior Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

     12. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 60 days in the payment when due of interest on the Senior Notes; (ii) default in payment when due of the principal of, or premium, if any, on the Senior Notes; (iii) failure by the Company to comply with any of the provisions of Sections 4.07, 4.09 or 5.01 of the Indenture; (iv) failure by either the Company for 60 days after written notice by the Trustee or the Holders of at least 25 % or more in aggregate principal amount of the Senior Notes to comply with its other agreements in the Indenture or the Senior Notes; (v) default under certain other agreements relating to Indebtedness of the Company which default involves non-payment of principal or interest, or results in the acceleration of such Indebtedness prior to its stated maturity; (vi) certain final judgments for the payment of money that remain undischarged for a period of 60 days; and (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25 % in principal amount at maturity of the then outstanding Senior Notes may declare all the Senior Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Senior Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Senior Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount at maturity of the then outstanding Senior Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Senior Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount at maturity of the Senior Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Senior Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of principal of, or interest on, the Senior Notes, except a payment default resulting from an acceleration that has been rescinded. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

     13. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

     14. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company as such, shall not have any liability for any obligations of the Company under the Senior Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Senior Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Senior Notes.

     15. AUTHENTICATION. This Senior Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Senior Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Senior Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                         Niagara Mohawk Power Corporation
                         300 Erie Boulevard West
                         Syracuse, New York  13202
                         Attention: Chief Financial Officer

                                ASSIGNMENT FORM


To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

                   (Insert assignee's soc. sec. or tax I.D. no.)








               (Print or type assignee's name, address and zip code)

and irrevocably appoint
to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.



Date:

                              Your Signature:
             (Sign exactly as your name appears on the face of this Senior Note)

Signature Guarantee.*





* Your signature must be guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city where the principal office of the registrar is located or by a member of a national securities exchange.

                         OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Senior Note purchased by the Company pursuant to Section 4.10 or 4.14 of the Indenture, check the box below:

          / /  Section 4.10        / /  Section 4.14

     If you want to elect to have only part of the Senior Note purchased by the Company pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased: $___________


Date:                              Your Signature:
                         (Sign exactly as your name appears on this Senior Note)

                              Tax Identification No.:________________________


Signature Guarantee.*





* Your signature must be guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city where the principal office of the registrar is located or by a member of a national securities exchange.